REACHING NEW HEIGHTS

INVESTOR DAY **2022**



April 13, 2022

H.B. Fuller | Connecting what matters.™

Safe Harbor Statement

Certain matters discussed today may be considered forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect our current expectations, and actual results may differ as they are subject to the kinds of risks that are enumerated in the Company's Securities and Exchange Commission (SEC) filings. The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements.

Regulation G

The information presented in this presentation regarding adjusted gross profit and margin, adjusted selling, general and administrative expense, adjusted income before income taxes and income from equity investments, adjusted income taxes, adjusted effective tax rate, adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) does not conform to U.S. generally accepted accounting principles (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments as well as the comparability of results to the results of other companies. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported U.S. GAAP results in the "Regulation G Reconciliation" tables except for our forward-looking non-U.S. GAAP measures contained in our fiscal 2022 financial guidance, which the company cannot reconcile to forward-looking U.S. GAAP results without unreasonable effort.

Additional Information

Please refer to our annual report on Form 10-K, filed with the SEC, and available on our website at www.investors.hbfuller.com.

Today's Agenda

Company Overview and Strategic Update

ESG

Q&A Session #1

Innovation

Hygiene, Health and Consumable Adhesives

Construction Adhesives

Engineering Adhesives

Operational Excellence

Financials & Capital Allocation

Closing Remarks & Q&A Session #2

Today's Speakers



Jim Owens
President & CEO



Celeste Mastin
EVP & COO



John Corkrean
EVP & CFO



Traci Jensen
VP, Global Process Improvement



Jim East
SVP, Hygiene, Health and Consumable Adhesives



Boz Malik
SVP, Construction Adhesives



Zhiwei Cai
EVP, Engineering Adhesives

Company Overview & Strategic Updates



Jim Owens
President & CEO

H.B. Fuller

Connecting what matters.™



World Headquarters
St. Paul, MN, USA
H.B. Fuller (NYSE: FUL)

6,500+ employees
130+ years of history

$3.3 billion in revenue

---

69 manufacturing facilities
38 technology centers

---

125 countries with sales
3 global business units
30 market segments

10,000 adhesive solutions
492 patents

53rd consecutive year of dividends with annual dividend increases

We have strengthened our portfolio through strategic M&A …

New Technologies	Market Diversification	Geographic Expansion	Accelerating Portfolio Mix Transformation
TONSAN, Cyberbond	ROYAL ADHESIVES & SEALANTS	FOURNY, APOLLO	Tiarco, LLC *Divestiture*

… and enhance speed and collaboration

Aligned to three Global Business Units (“GBUs”) in 2019

Engineering Adhesives



Hygiene, Health & Consumable Adhesives



Construction Adhesives



Benefits Realized:

- Enhanced strategic alignment of market segment strategies
- Accelerated global coordination across regions and end markets
- Simplified business and reduced costs

We have delivered strong revenue and earnings growth …


Revenue ($ in millions)
8% CAGR
$1.4B
$2.1B
$3.3B
2010
2016
2021


Adjusted EBITDA ($ in millions)
10% CAGR
$159M
$279M
$467M
2010
2016
2021

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

… driven by our portfolio of highly specified solutions

2010
$1.4B Revenue | $159M Adjusted EBITDA



Less Specified, 23%
Highly Specified, 34%
Moderately Specified, 43%

2021
$3.3B Revenue | $467M Adjusted EBITDA



Less Specified 11%
Moderately Specified 35%
Highly Specified 54%

* Highly specified applications include Engineering Adhesives, Construction, and Health and Beauty. Moderately specified applications include Hygiene and Packaging. Less specified applications include Paper Converting, Towel and Tissue, and Polymer technologies.

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

We have built a highly diversified business …

End Market Diversity


Engineering Adhesives 42%
Construction Adhesives 13%
Hygiene, Health and Consumables Adhesives 45%

Geographic Diversity


Asia Pacific 20%
Americas 52%
Europe, India Middle East and Africa 28%

Raw Material Diversity


Top 25 Raw Materials <20%
Raw Material Basket Composition Spend
Others >80%

… enabling resilience and agility in the face of market turbulence

- ✓ Strong, consistent execution
- ✓ Balanced portfolio
- ✓ Pricing power

Financial performance already ahead of 2019 levels



Net Revenue
$2.9B
$2.8B
$3.3B
2019
2020
2021



EBITDA
$432M
$407M
$467M
2019
2020
2021

Why invest in H.B. Fuller today?

- **Gaining market share** in attractive specialized adhesives market
- **Delivering faster organic growth** than competition through innovation and pricing power
- **Driving higher margins** through portfolio transformation and operational efficiencies
- **Generating strong cash flow** across business cycles
- **Accelerating growth and margin expansion** through strategic M&A

Tremendous valuation upside as we continue to consistently deliver on financial objectives

Adhesives are a critical part of everyday products …


Food Safe Packaging


Electronic Devices


Transportation


Building & Construction


Medical Devices

… and help to facilitate key megatrends



Electrification



E-commerce



Mobility



Clean Energy



Hygiene and Health

The global adhesives market continues to grow rapidly …

Global Adhesives Market*:


3.7%
1980-2030E
CAGR
$13B
$16B
$19B
$23B
$27B
$33B
$39B
$47B
$60B
$68B
$80B
1980
1985
1990
1995
2000
2005
2010
2015
2021
2025
2030

*MarketsandMarkets report on total adhesives market. Projections adjusted for H.B. Fuller market weightings and exclude consumer/DIY

… and has attractive industry dynamics

✓ Opportunities for specialization

- FUL consistently a leading player in some of the most specialized areas of the market, such as EV, aerospace, medical and food packaging.
- Each adhesive has unique chemistry, and product formulations use from 3 to more than 10 specialty chemicals

✓ Favorable competitive dynamics

- Global competitors are not as focused and well coordinated
- Smaller competitors lack global reach
- High switching costs
- Long-term consolidation opportunities as top competitors hold <35% of market

✓ Diversity of customers and materials

- Top 10 customers comprise less than 15% of revenue
- Top 25 raw materials make up less than 20% of all purchases
- Adhesives make up less than 1% of their COGS for most customers

H.B. Fuller has significant competitive advantages today



Global Footprint

- Allows us to be where our customers need us and supports business continuity
- Strong global supply chain provides assurance for world's largest brand owners



Applications Expertise

- Diversified portfolio of available adhesive chemistry
- Deep technical knowledge and problem-solving capabilities with 500+ technical experts globally in 38 technical centers



Unmatched Innovation Engine

- Create specified adhesives to meet demanding requirements
- Longstanding collaborative relationships
- Capitalizing on the convergence of technology between market segments, such as electronics and automotive



Speed and Agility

- Deliver highly specialized solutions/unique packaging capabilities faster than ever
- Utilize technology investments for increased productivity
- Local production supports regional product differentiation
- Culture of collaboration to seamlessly share knowledge and expertise

We are setting clear financial objectives moving forward

#	Objective	Target
1	Volume	3% to 5% annual organic volume growth
2	Pricing	Pricing to more than offset raw material, wage and other inflation
3	Profit	Double-digit organic EBITDA growth
4	Cash Flow	> 100% free cash flow conversion

We have key strategic actions in place to achieve them

Leveraging GBUs for Growth

Increased speed and agility through streamlined organization, improved visibility with direct line of sight to end market trends and customers, and leaders with end market and industry experience

Operating Excellence

Leveraging our cultural alignment as a competitive advantage. Deepening core competencies and enhancing operating efficiencies through use of standardized performance metrics and other initiatives

Innovation

Identifying key market trends early and developing the most advanced adhesive solutions for our customers to continue gaining market share

Opportunistic M&A

Looking for unique bolt-on assets that provide access to new technology or facilitate entry to new markets / geographies

We have key strategic actions in place to achieve them …

Leveraging GBUs for Growth

Increased speed and agility through streamlined organization, improved visibility with direct line of sight to end market trends and customers, and leaders with end market and industry experience

Operating Excellence

Leveraging our cultural alignment as a competitive advantage. Deepening core competencies and enhancing operating efficiencies through use of standardized performance metrics and other initiatives

Innovation

Identifying key market trends early and developing the most advanced adhesive solutions for our customers to continue gaining market share

Opportunistic M&A

Looking for unique bolt-on assets that provide access to new technology or facilitate entry to new markets / geographies

We have key strategic actions in place to achieve them …

Leveraging GBUs for Growth

Increased speed and agility through streamlined organization, improved visibility with direct line of sight to end market trends and customers, and leaders with end market and industry experience

Operating Excellence

Leveraging our cultural alignment as a competitive advantage. Deepening core competencies and enhancing operating efficiencies through use of standardized performance metrics and other initiatives

Innovation

Identifying key market trends early and developing the most advanced adhesive solutions for our customers to continue gaining market share

Opportunistic M&A

Looking for unique bolt-on assets that provide access to new technology or facilitate entry to new markets / geographies

We have key strategic actions in place to achieve them …

Leveraging GBUs for Growth

Increased speed and agility through streamlined organization, improved visibility with direct line of sight to end market trends and customers, and leaders with end market and industry experience

Operating Excellence

Leveraging our cultural alignment as a competitive advantage. Deepening core competencies and enhancing operating efficiencies through use of standardized performance metrics and other initiatives

Innovation

Identifying key market trends early and developing the most advanced adhesive solutions for our customers to continue gaining market share

Opportunistic M&A

Looking for unique bolt-on assets that provide access to new technology or facilitate entry to new markets / geographies

We have key strategic actions in place to achieve them …

Leveraging GBUs for Growth

Increased speed and agility through streamlined organization, improved visibility with direct line of sight to end market trends and customers, and leaders with end market and industry experience

Operating Excellence

Leveraging our cultural alignment as a competitive advantage. Deepening core competencies and enhancing operating efficiencies through use of standardized performance metrics and other initiatives

Innovation

Identifying key market trends early and developing the most advanced adhesive solutions for our customers to continue gaining market share

Opportunistic M&A

Looking for unique bolt-on assets that provide access to new technology or facilitate entry to new markets / geographies

ESG Updates



Jim Owens
President & CEO

H.B. Fuller

Connecting what matters.™



H.B. Fuller's ESG philosophy is deeply embedded in our culture and processes

H.B. Fuller's strategy is to be the best adhesives company in the world as a responsible corporate citizen that:

- creates a **safe and respectful working environment** for all employees
- **improves communities** where we live and work
- **supports customers** in their efforts to produce products that make people's lives better
- **responsibly managing the world's finite resources,** including reducing our environmental footprint
- actively **managing risk** for investors



Environment
Social
SUSTAINABILITY
Governance

External alignment

CDP DISCLOSURE INSIGHT ACTION · SILVER 2022 ecovadis Sustainability Rating · RESPONSIBLE CARE · GRI · SASB · Sedex · SUSTAINABLE DEVELOPMENT GOALS

We remain focused on two environmental priorities

ENABLING CUSTOMERS TO REACH THEIR SUSTAINABILITY GOALS

REDUCING THE ENVIRONMENTAL IMPACT OF OUR OPERATIONS

We have made significant progress toward our goals

ENERGY

Reduce energy intensity 20% between 2014-2025

GREENHOUSE GAS

Reduce scope 1 and 2 GHG emissions intensity 20% between 2014-2025

WASTE

Reduce solid waste intensity 10% between 2014-2025

WATER

Reduce water withdrawal intensity 10% between 2014-2025


Energy Intensity
kWh / mt production
700
600
500
400
300
200
100
0
2015
2016
2017
2018
2019
2020
2021
GOAL


GHG Emissions Intensity
kg CO2e / mt production
300
250
200
150
100
50
0
2015
2016
2017
2018
2019
2020
2021
GOAL


Waste Intensity
kgs / mt production
50
40
30
20
10
0
2015
2016
2017
2018
2019
2020
2021
GOAL


Water Withdrawal Intensity
gallons / mt production
400
300
200
100
0
2015
2016
2017
2018
2019
2020
2021
GOAL

Reducing carbon footprint with strategic initiatives



Saint Paul, Minnesota (US)

Installed **solar panels,** for energy and cost savings, and **EV charging stations**



United States (Multiple Sites)

Converted forklifts to electric, resulting in **a CO_2 reduction of 453,000 pounds**



Langelsheim, Germany

Invested in a new air leakage detection system, consuming **40% less compressed air**



Manila, Philippines

Deployed a new 30 HP steam boiler, which has **reduced fuel consumption and carbon emissions by 50%**



Nanjing, China

Applied *The H.B. Fuller Way* and **decreased adhesive waste by 42% and waste cleaner usage by 28%**

Enhancing the environmental impact of our facilities



Rionegro, Colombia

- Skylights throughout building used in place of lighting
- Rainwater captured and re-used for production, irrigation, and recycled wastewater



Lüneburg, Germany

- First lab building in Germany to be Gold Certified under LEED® v2009 NC (New Construction)
- 50% of building materials regionally sourced and 24% derived from recycled materials
- Additional features: simple landscaping with catch basins and state-of-the-art water hygiene and heat recovery system, including solar shading



Surabaya, Indonesia

- One of only 3 facilities In Indonesia with LEED® Gold certification (H.B. Fuller, Unilever, Nike)
- H.B. Fuller received the highest score among all of them

Our path to sustainable innovations

Reduce



Redesign



Renew



Regenerate



Recycle


Wash-off
Wash-off
Wash-off

Strategic partnerships with suppliers and customers

Our responsible adhesives support a circular economy

53%

of **new product introductions** with **primary focus** on helping customers achieve their **sustainability** objectives



Cultivating an environment of integrity, diversity and equity

OUR CULTURALLY DIVERSE WORKFORCE IN 2020


38%
North America
30%
EIMEA
(Europe, India, Middle East, Africa)
23%
Asia Pacific
9%
Latin America

OVER **6,400** EMPLOYEES IN **35** COUNTRIES
33,700+ HOURS OF TRAINING

2018
Medical plan **premium reimbursement** initiated for hourly-paid and entry-level salaried employees

2020
Incentive **stock awards** provided to factory workers to drive employee engagement, recognize their critical efforts to serve customers and enhance workers' participation in economic benefits when the company succeeds

2021
Launched new, voluntary, **Employee Networking Groups** (ENGs) for Next Generation Professionals, Black Employee Network and Women@Fuller that will help build community, support skill development and expose members to senior leadership.

Making a difference in our communities

2021 H.B. Fuller Philanthropy and Volunteerism

$1.3M	1,592	325	6,288
Donations Made	Employee Volunteers	Organizations Supported	Volunteer Hours

25 COUNTRIES REACHED:

Argentina	China	Germany	Malaysia	Switzerland
Australia	Colombia	Greece	Mexico	Turkey
Brazil	Costa Rica	India	Philippines	United Kingdom
Canada	Egypt	Indonesia	Portugal	United States
Chile	France	Kenya	South Africa	Vietnam

Best-in-class corporate governance

- ✓ **8 out of 9** independent directors
- ✓ Balanced board tenure with **50%** of directors joined within the last 5 years
- ✓ **33%** female directors, compared to 24% for Russell 3000 and 29% for S&P 500[1]
- ✓ **Diverse representation** of backgrounds, skills and expertise
- ✓ Actively engaged with management in **oversight of ESG efforts**

[1] *Corporate Board Practices in the Russell 3000, S&P 500, and S&P MidCap 400: 2021 Edition*

Key Takeaways

We have dramatically transformed the company over the last 10 years – strengthening our portfolio and optimizing our structure and business model:

- Nimble, cost-effective commercial organization
- Capital-light, highly cash generative business model
- Focused, disciplined approach to capital deployment
- Consistently delivering on our commitments
- Distancing ourselves from the competition

Consistently delivering on clear, achievable financial objectives.

Driving strong organic growth.

Tremendous valuation upside.

Q&A Session #1



Jim Owens
President & CEO

H.B. Fuller

Connecting what matters.™



REACHING NEW HEIGHTS INVESTOR DAY **2022**



Global Innovation



Celeste Mastin
EVP & COO

H.B. Fuller

Connecting what matters.™



Innovating to address customers' most pressing adhesion challenges

H.B. Fuller ***market-specific application experts*** identify key market trends

Manufacturers develop new products

Manufacturers develop new processes

Specify new adhesive





Produce most advanced adhesive solutions for customers











Helping our customers meet demands of global trends


RECYCLABLE




Industry trend	H.B. Fuller-enabled customer innovation
Shift from fasteners to adhesives	Waterproof and lighter weight next-generation smartphones
Increased use of composites	Resilient veneer-laminated wood flooring
Demand for alternative, sustainable energy sources	Long-term, durable solar panels
Globally aging population	Comfortable adult incontinence products
Electric vehicles and vehicle light-weighting	Thermally-conductive encapsulants; lightweight adhesives
Demand for energy efficient buildings	Highly durable, easy-to-apply insulating adhesives and tapes
Micro-electronics and electronic light-weighting	Shock-resistant component assembly
E-commerce and demand for sustainable packaging	Automated, lower-cost, more sustainable packaging solution for online retailers

Our people are the core of our culture of innovation



- **Globally connected team**: Our team collaborates across business units and country lines.
- **Innovation is in our DNA**: It is embedded in our culture. We stay on top of evolving market trends and opportunities.
- **Problem solvers**: We solve our customers' problems, partner with them on great ideas, and design and develop adhesive solutions that make products better, smarter, faster, lighter, and more sustainable.

Technology Centers of Excellence support innovation around the world



Saint Paul, MN, US

Houses the Insulating Glass Technical Center of Excellence



São Paulo, Brazil

Includes a showroom for customers to experience innovations in-person



Mannheim, Germany

Automotive Competence Center formulates and tests automotive adhesives



Suzhou, China

Serves the photovoltaic silicone sealant market, enabling growth in the clean energy sector

Innovating sustainable solutions



Lightweighting

Range of bonding solutions for automobiles provide improved fuel efficiency and safety



Recyclable

Innovative rigid paper fastener that replaces plastic rings, tops and shrink wrap on aluminum can multi-packs



Compostability

Compostable adhesive solutions for the flexible packaging market



Lower VOC

Low volatile content adhesives tackle demanding bonding applications



Sustainable Packaging

Tamper-proof, easy to use, sustainable packaging for e-commerce applications

Innovating sustainable solutions

	**Lightweighting**	Range of bonding solutions for automobiles provide improved fuel efficiency and safety
	**Recyclable**	Innovative rigid paper fastener that replaces plastic rings, tops and shrink wrap on aluminum can multi-packs
	**Compostability**	Compostable adhesive solutions for the flexible packaging market
	**Lower VOC**	Low volatile content adhesives tackle demanding bonding applications
	**Sustainable Packaging**	Tamper-proof, easy to use, sustainable packaging for e-commerce applications

Innovating sustainable solutions

	**Lightweighting**	Range of bonding solutions for automobiles provide improved fuel efficiency and safety
	**Recyclable**	Innovative rigid paper fastener that replaces plastic rings, tops and shrink wrap on aluminum can multi-packs
	**Compostability**	Compostable adhesive solutions for the flexible packaging market
	**Lower VOC**	Low volatile content adhesives tackle demanding bonding applications
	**Sustainable Packaging**	Tamper-proof, easy to use, sustainable packaging for e-commerce applications

Innovating sustainable solutions



Lightweighting — Range of bonding solutions for automobiles provide improved fuel efficiency and safety



Recyclable — Innovative rigid paper fastener that replaces plastic rings, tops and shrink wrap on aluminum can multi-packs



Compostability — Compostable adhesive solutions for the flexible packaging market



Lower VOC — Low volatile content adhesives tackle demanding bonding applications



Sustainable Packaging — Tamper-proof, easy to use, sustainable packaging for e-commerce applications

Enabling tamper-proof, easy to use, sustainable packaging



H.B. Fuller designs and develops adhesive solutions specifically for the e-commerce industry

- Experts at navigating the demanding e-commerce supply chain and enhancing fulfillment efficiency
- Certified member of the Amazon Packaging Support and Supplier (APASS) Network
- Key solutions include:
  - ✓ Close-Sesame™
  - ✓ Open-Sesame®
  - ✓ Cor-Weld™ EC 9551
  - ✓ Swift® melt 1838
  - ✓ FullRez

Connecting the vehicles of tomorrow



High bond acrylic tapes and sealants
Exterior trim, emblems, mouldings
Interior trim lamination
Reveal molding adhesives, glass molding adhesives, fixed glass adhesives
Door water shield adhesives
Lens bonding
Thermal management materials, battery pack fire retardant encapsulants, structural bonding adhesives, battery pack sealants
Weather stripping, access/drain hole patches and sound damping (NVH)
Friction bonding, wheel flare adhesives
Ground effects adhesives

Key Takeaways

- Innovation is a **core value** at H.B. Fuller and critical to continuing to win in the global adhesives market.
- The three key parts of our approach are: our **segment-driven business**; our drive to be **"first and fastest"**; and **our people**.
- **Outsized percentage** of new product pipeline is focused on global megatrends such as electric vehicles, e-commerce, and more sustainable packaging – fueling **multi-year organic growth opportunities**


H.B. Fuller

REACHING NEW HEIGHTS INVESTOR DAY **2022**



Hygiene, Health and Consumable Adhesives



Jim East
SVP, Hygiene, Health and Consumable Adhesives

H.B. Fuller

Connecting what matters.™

REACHING NEW HEIGHTS INVESTOR DAY 2022



Hygiene, Health and Consumable Adhesives At-a-Glance


Toilet

#2	Market position in HHC
$1.5B	2021 revenue
31	Facilities
>300	Patents and patents pending

Market Overview

Addressable Market Size*


$10B
$13B
2021
2030E

Market Trends

- Increasing demand for more sustainable, lighter and efficient packaging designed for a circular economy
- Heightened adoption of e-commerce
- Rising disposable hygiene product use in emerging markets
- Population aging driving higher demand for medical and beauty products
- Growing consumer acceptance for quality private label over branded products
- Demand for process efficiency by manufacturers

Key End Markets

Health & Beauty



Hygiene



Tape & Label



Packaging Applications



Market Share*


30%
70%
Top Players:
H.B. Fuller
Henkel
Arkema (Bostik)

*HB Fuller estimates

HHC Financial Summary



Revenue ($ in billions)
CAGR 5%
$1.3
$1.5
2019 Revenue
2021 Revenue



Adj. EBITDA ($ in millions)
$167
$197
2019 EBITDA
2021 EBITDA

Growth Targets

Revenue: Low- to mid-single digits

EBITDA: Mid teens

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

How FUL wins in the market

Competitive Advantages

- Innovation pipeline focused on high value product development projects
- Global sourcing network to provide secure supply to multinational customers
- First-to-market with new and unique materials (supplier innovations)
- Deep and wide relationships across the food and beverage value chain
- Superior technical service and customer training experiences

Growth Strategies

- New technologies to enable customers' sustainability and efficiency goals
- Explore opportunities through alternative sales channels and partners
- Strategic account growth and regional expansion of global segments
- Opportunistic M&A focused on higher growth/profit segments to enhance portfolio

Superior technical service and customer training







How FUL wins in the market

Competitive Advantages

- Innovation pipeline focused on high value product development projects
- Global sourcing network to provide secure supply to multinational customers
- First-to-market with new and unique materials (supplier innovations)
- Deep and wide relationships across the food and beverage value chain
- Superior technical service and customer training experiences

Growth Strategies

- New technologies to enable customers' sustainability and efficiency goals
- Explore opportunities through alternative sales channels and partners
- Strategic account growth and regional expansion of global segments
- Opportunistic M&A focused on higher growth/profit segments to enhance portfolio

Innovation Approach

~$500mm innovation pipeline, with 44% of pipeline made up of sustainable solutions

Innovation Priorities	**Reduce, recycle, and fossil-free rigid packaging alternatives**	**Flexible packaging compostability and mechanical recycling**	**Sustainable and low SOI technologies to meet emerging market personal care needs**
Investments & R&D Pipeline	Water-based coatings to support plastic to paper packaging movement Setting up sustainability labs worldwide	Compostability testing equipment Next generation compostable products Global microsphere product line expansion	Bio-based and compostable hot melt solutions LCA calculations expertise Recent tissue sealing acquisition

Innovative Sustainable Solutions

REDUCE

- Full-Care™ 6222 positioning adhesive reduces adhesive by 20%
- Sesame® Reinforcement Tapes enable lightweight packages
- Swift®therm 1838 adhesive makes e-commerce packages returnable
- LED curable adhesives reduce ozone and energy consumption
- Palletizing adhesives decrease stretch film consumption and excess materials for pallet packaging

RECYCLE

- New Flextra® flex-pack adhesives are mechanically recyclable
- New Flextra® sustainable packaging adhesives are compostable
- Advantra® product readily releases from paper fibers facilitating the recycling of fiber-based packaging
- PET wash-off adhesive technology enables recycling of PET
- Caustic wash-off adhesive technology enables returnable bottle systems

REDESIGN

- KHS Nature MultipackTM holds cans and PET containers together with just a few dots of adhesive
- KeelClipTM replaces plastic rings, tops and shrink wrap on aluminum can multipacks

Innovative Sustainable Solutions

REDUCE

Full-Care™ 6222 positioning adhesive reduces adhesive by 20%


Brand
100% PROTECTION

Innovative Sustainable Solutions

REDUCE

Full-Care™ 6222 positioning adhesive reduces adhesive by 20%


Brand
100% PROTECTION

RECYCLE

Advantra® product line is designed to release readily from paper fibers facilitating the recycling of fiber-based packaging



Innovative Sustainable Solutions

REDUCE

Full-Care™ 6222 positioning adhesive reduces adhesive by 20%


Brand
100% PROTECTION

RECYCLE

Advantra® product line is designed to release readily from paper fibers facilitating the recycling of fiber-based packaging



REDESIGN

KHS Nature MultipackTM holds cans and PET containers together with just a few dots of adhesive


HARD
SeltZer

Key Takeaways



- **#2 position in Hygiene, Health, and Consumables** due to longstanding, proven innovation leadership and customer care
- **Expertise in adhesive formulation**, through established collaboration with raw material suppliers across the globe and best-in-class technical talent
- **Supply assurance** due to globally connected sourcing and supply chain organizations
- Well-positioned to meet the needs of the growing trend for **sustainable products** in various markets

REACHING NEW HEIGHTS INVESTOR DAY **2022**



Construction Adhesives



Boz Malik
SVP, Construction Adhesives

H.B. Fuller

Connecting what matters.™



Construction Adhesives At-a-Glance



#1 Market position in Roofing
Industry leader in Flooring
Developing U&I opportunity

$434M 2021 revenue

12 Facilities and 6 dedicated technology centers

69 Patents

Market Overview

Addressable Market Size*



$11B
$15B
2021
2030E

Market Trends

- Recovering commercial activity and solid residential activity
- Increasing demand in Commercial Roofing and U&I
- Contractor labor shortages driving innovations for faster installation ease and speed
- Supply chain availability issues and inflation driving longer construction lead times and material substitutions
- Low VOC and recyclability driving innovations in sustainability

Key End Markets

Flooring



Roofing



Utilities & Infrastructure



Market Share*



55%
45%
Top Players:
H.B. Fuller
Arkema (Bostik)
Sika
Mapei
3M

*HB Fuller estimates

CA Financial Summary


Revenue ($ in millions)
CAGR 5%
$397
$434
2019 Revenue
2021 Revenue


Adj. EBITDA* ($ in millions)
$57
$58
2019 EBITDA
2021 EBITDA

Growth Targets

Revenue: Mid to high single digits

EBITDA Margins: High teens

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

How FUL wins in the market

Competitive Advantages

- Purchasing power to compete for supply of materials and transportation versus smaller niche competitors
- Strong innovation pipeline in all business segments- targeting easier and faster installation with high performance and greater sustainability.
- Substantial roofing segment footprint / scale in North America and Europe, combined with high share position of specified OEM systems

Growth Strategies

- New Product & Services Innovation
- Continue to Grow North American Core
- Global Expansion
- Expand more into heavy Infrastructure and Building Envelope solutions
- Supply Chain and Operations Excellence
- Customer Experience and Digital Solutions

How FUL wins in the market

Competitive Advantages

- Purchasing power to compete for supply of materials and transportation versus smaller niche competitors
- Strong innovation pipeline in all business segments- targeting easier and faster installation with high performance and greater sustainability.
- Substantial roofing segment footprint / scale in North America and Europe, combined with high share position of specified OEM systems

Growth Strategies

- New Product & Services Innovation
- Continue to Grow North American Core
- Global Expansion
- Expand more into heavy Infrastructure and Building Envelope solutions
- Supply Chain and Operations Excellence
- Customer Experience and Digital Solutions

Innovation Approach

>$100 million innovation pipeline, with 64% of pipeline made up of sustainable solutions

Innovation Priorities	Flexibility of products for easier installation	High-performance applications with faster install time and higher sustainability	Heavy infrastructure and building envelope
Investments & R&D Pipeline	Pressure-Sensitive Tile Adhesive Sandless Grouts and Mortars True-Flex Mortar Ready-to-Use No-Mix Products Faster/smoother level setting compounds	2K Canister Poly-Urethane Sprayable Bonding Adhesive	Next-Gen Flashing Tape Silicone Expansion Joint Sealant Manufacturing Process Technology

Innovative Solutions


FAST 2K
DECK POST ANCHOR

Fast 2K™

- Replaces concrete when setting poles for fences, rails, and decks
- Patented, lightweight product for easy handling, fast setting, with ess material
- 1-kilogram bag of Fast 2K™ replaces a 40-kilogram bag of concrete- 90% reduction in CO_2 from transportation
- Can start work in hours as opposed to 1-2 days for concrete

Innovative Solutions



FAST 2K
DECK POST ANCHOR



Fast 2K™

- Replaces concrete when setting poles for fences, rails, and decks
- Patented, lightweight product for easy handling, fast setting, with ess material
- 1-kilogram bag of Fast 2K™ replaces a 40-kilogram bag of concrete- 90% reduction in CO_2 from transportation
- Can start work in hours as opposed to 1-2 days for concrete

Sprayable Bonding Adhesive

- Spray-applied to roofing membranes versus roll-applied, allowing much faster install speed with up to 60% less labor
- High degree of formulation know-how and process technology
- Launched in 2021 with 2X growth in 2022

Innovative Solutions


FAST 2K
DECK POST ANCHOR
APPROVED

Fast 2K™

- Replaces concrete when setting poles for fences, rails, and decks
- Patented, lightweight product for easy handling, fast setting, with ess material
- 1-kilogram bag of Fast 2K™ replaces a 40-kilogram bag of concrete- 90% reduction in CO_2 from transportation
- Can start work in hours as opposed to 1-2 days for concrete



Sprayable Bonding Adhesive

- Spray-applied to roofing membranes versus roll-applied, allowing much faster install speed with up to 60% less labor
- High degree of formulation know-how and process technology
- Launched in 2021 with 2X growth in 2022


TEC
Level Set 500
PREPARATION 500

Tile Setting & Floor Prep

- 2K Pressure Sensitive Adhesive for OEM "peel & stick" for floors and backsplash walls
- Ready-to-Use Grouts & Mortars for faster and easier installation
- Total-Flex universal mortar allows more time to adjust tile positioning with easier flexibility
- Level Set 200-500 self-leveling floor prep- ultra smooth surface

Key Takeaways



- **Targeting** double digit growth this year through North America core growth, more agile capacity/supply chain, pricing and global expansion; targeting mid to high single digits longer term
- **Strong R&D pipeline** addressing installation speed to reduce labor and complexity, increased sustainability, high performance and specified applications, mega trends, and global expansion
- **EBITDA accretive acquisitions with strong synergies** create greater market position in Europe, with ability to continue globalizing high-margin business segments
- Continuing to build and evolve **stronger and more agile supply chain to support growth and improve customer experience**

Engineering Adhesives



Zhiwei Cai
Executive Vice President
Engineering Adhesives

H.B. Fuller

Connecting what matters.™



Engineering Adhesives At-a-Glance



$1.4B 2021 Revenue

24 Facilities

17 Polymer Technology Platforms

#1 New Energy - Solar
#1 Insulating Glass
#2 Electronics

Market Overview

Addressable Market Size*



$26B
$19B
2021
2030E

Market Trends

- Shift toward sustainable markets, including energy-efficient insulated glass, EV, automotive electronics and solar panels
- Pent-up consumer demand for electronics, vehicles and durable goods
- Continued technology convergence driving growth

Key End Markets

New Energy



Electronics



General Industries



Transportation



Glass



Wood & Composites



Market Share*



35%
65%
Top Players:
H.B. Fuller
Henkel
3M

*HB Fuller estimates

EA Financial Summary


Revenue ($ in billions)
CAGR 9%
$1.2
$1.4
2019 Revenue
2021 Revenue


Adj. EBITDA* ($ in millions)
$198
$207
2019 EBITDA
2021 EBITDA

Growth Targets

Revenue: High single digits to low double digits

EBITDA Margins: High teens, eventually above 20%

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

How FUL wins in the market

Competitive Advantages

Sustainable solutions including EV, energy-efficient insulated glass, automotive electronics and solar panels

Channel-driven approach (i.e. direct sales, distribution and specialty segment partners) enables greater penetration of product lines

Comprehensive assets of technologies and infrastructure to differentiate

Growth Strategies

- Delivering innovative and differentiated products to key accounts in target markets: electronics, transportation, new energy
- Investing in additional manufacturing capacity in North Americas and Asia Pacific to meet planned growth
- Enhancing portfolio through opportunistic M&A that provides access to new technologies and/or markets (particularly emerging markets)

How FUL wins in the market

Competitive Advantages

Sustainable solutions including EV, energy-efficient insulated glass, automotive electronics and solar panels

Channel-driven approach (i.e. direct sales, distribution and specialty segment partners) enables greater penetration of product lines

Comprehensive assets of technologies and infrastructure to differentiate

Growth Strategies

- Delivering innovative and differentiated products to key accounts in target markets: electronics, transportation, new energy
- Investing in additional manufacturing capacity in North Americas and Asia Pacific to meet planned growth
- Enhancing portfolio through opportunistic M&A that provides access to new technologies and/or markets (particularly emerging markets)

Innovation Approach

>$1 billion innovation pipeline, with 56% of pipeline made up of sustainable solutions

Innovation Priorities	SUSTAINABILITY Silicone technology, next generation PV modules and BioPV	PERFORMANCE Technology competencies & diversification	EFFICIENCY High performance applications	CONVERGENCY Application engineering and labs for EV and Auto-Electronics
Investments & R&D Pipeline	Encapsulant films for solar panels Localization of silicones in North America	Next Gen RHM (Reactive Hot Melts) for electronic devices UV/Heat dual cure for image sensors	Silicones and UV/Moisture cure for appliances	Total solutions in e-mobility High thermal conductive, flame retardant structural adhesives Toughened adhesives for light weighting applications

Innovative Solutions


GORILLA
GORILLA
GORILLA
GORILLA

GorillaPro® MRO

- H.B. Fuller and Gorilla Glue partner to offer Professional Grade MRO (Maintenance, Repair and Operations) chemical tools.
- Unique color-coded application packaging for ease of use.
- Sold via channel partners
- e-Marketing with influencer Richard Rawlings of Gas Monkey Garage®.

Innovative Solutions


GORILLA
GORILLA
MEDIUM STRENGTH
BLUE THREADLOCKER
GORILLA
GREEN PRESS FIT
RETAINING COMPOUND
GORILLA

GorillaPro® MRO

- H.B. Fuller and Gorilla Glue partner to offer Professional Grade MRO (Maintenance, Repair and Operations) chemical tools.
- Unique color-coded application packaging for ease of use.
- Sold via channel partners
- e-Marketing with influencer Richard Rawlings of Gas Monkey Garage®.



EV Protect 4006

- Cured product is semi-structural interconnected foam that encapsulates all module components.
- Patented
- Flame retardant and reduces thermal propagation
- Ultra Lightweight
- Fast Processability

Innovative Solutions


GORILLA
GORILLA
GORILLA
GORILLA

GorillaPro® MRO

- H.B. Fuller and Gorilla Glue partner to offer Professional Grade MRO (Maintenance, Repair and Operations) chemical tools.
- Unique color-coded application packaging for ease of use.
- Sold via channel partners
- e-Marketing with influencer Richard Rawlings of Gas Monkey Garage®.



EV Protect 4006

- Cured product is semi-structural interconnected foam that encapsulates all module components.
- Patented
- Flame retardant and reduces thermal propagation
- Ultra Lightweight
- Fast Processability



Solar Panels – Total Solutions

- From sealing and bonding to maintenance and cleaning, we offer high-quality solutions that deliver reliable and excellent performance.
- Customized packages, enabling faster installations, reduced labor hours, and lower costs.
- Anti-environmental aging properties, UV resistant.

Key Takeaways



- Shaping business around **higher-value, highly specified products**
- Leveraging **innovative technologies and infrastructure to differentiate** from competitors
- **Acquired capabilities and footprint** have created a powerful force in Engineering Adhesives applications
- Well-managed **global sourcing and regional supply chain**

REACHING NEW HEIGHTS INVESTOR DAY 2022



BREAK



H.B. Fuller

Connecting what matters.™

Operations Excellence



Traci Jensen
Vice President, Global Business Improvement

H.B. Fuller

Connecting what matters.™



We have implemented significant commercial business process improvements...

- Simplified GBU structure
- Improved pricing and digital tools
- Invested in intelligent automation
- Decreased SG&A as a percentage of revenues

…and we are focused on driving tangible results from manufacturing efficiencies through the HB Fuller Way

Strengthening our ability to serve customers

Increasing manufacturing capacity

Improving speed and agility

Driving 100 bps of EBITDA margin improvement

“The H.B. Fuller Way”

Better performance through improved processes and culture



WHAT

New global platform of excellence based on a common set of standards, tools and processes applied to our business and plants to meet our strategic objectives with efficiency



HOW

By establishing a continuous improvement mindset, measuring performance in **safety, delivery, cost, quality, and people** and promoting cross learning



WHERE

Across all our organization – facilities, supply chain and operations teams



EXAMPLES

Overall Equipment Effectiveness and improvement in **service levels to customers** in several plants

Standardized Key Performance Metrics

57 KPIs measure five key areas	Safety	Delivery	Cost	Quality	People

Example performance metrics:

Overall equipment efficiency (OEE)
- Measures plant efficiency
- An increasing OEE frees up capacity to support our markets

Shipped in full on time (SIFOT)
- Measures customer service level
  - On time deliveries
  - Increased revenue
  - Customer satisfaction

New infrastructure to help foster growth and consistency

By connecting processes, people and information with one global ERP


project
o.n.e.

The world has changed

But we continue delivering what matters

Challenges ahead

- Global **inflation**
- **Raw Materials** shortage
- Global **Supply Chain** constraints
- **Russia/Ukraine** conflict
- Manufacturing **skills gap**
- **COVID-19** is still here

H.B. Fuller response

- Employee **safety first**
- Plants, GBUs and Functions **alignment**
- Supply Chain and Sourcing **collaboration**
- Partnering with **global suppliers who have strong partnerships** within their supply chains
- **Agility** and fast decision making


Soyabean
INFLATION + 4.8 %
Crude Oil 86.5 $
Gold 1943 $ + 3.6%

Key Takeaways

- Driving **100 bps of margin improvement** and continuously seeking ways to be better in all aspects of our business is at the heart of the *The H.B. Fuller Way*
- **ERP implementation** ensures that even as we make acquisitions, we are able to align our processes faster
- **GBU structure** and **global supply network** have been competitive advantages to assure input materials supply and product delivery to our customers
- **Digitization** and **Automation** are driving greater efficiency, better quality, and cost effectiveness



REACHING NEW HEIGHTS INVESTOR DAY 2022

Financials and Capital Allocation



John Corkrean
EVP & CFO

H.B. Fuller

Connecting what matters.™



Agenda

Historical View of Financial Performance

Recent Financial Results

Key Financial Targets

Capital Allocation Philosophy

Comparisons to Peer Financial Performance and Valuation

Agenda

A Historical View of Financial Performance

Recent Financial Results

Key Financial Targets

Capital Allocation Philosophy

Comparisons to Peer Financial Performance and Valuation

A Longer Term View



Revenues ($ in millions)*
1989-2009 CAGR: 2.5%
2010-2021 CAGR: 8.4%
3,500
3,000
2,500
2,000
1,500
1,000
500
-
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019 2021
Annual
3 Year Average



EBITDA ($ in millions)*
1989-2009 CAGR:3.4%
2010-2021 CAGR: 10.4%
500
450
400
350
300
250
200
150
100
50
-
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019 2021
Annual
3 Year Average

*Figures from Bloomberg Financial, using GAAP figures

Key Financial Metrics

	2010	2015	2021
Revenue	$1.4 billion	$2.1 billion	$3.3 billion
Adjusted EBITDA	$159 million	$267 million	$467 million
Adjusted EBITDA %	11.7%	12.8%	14.2%

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

We have significantly expanded our presence in new, higher growth markets



Engineering Adhesives Revenue ($ in millions)
$290M
$ 1,371 M
+15%
CAGR
2010
2021



Emerging Markets Revenue ($ in millions)
$185M
$ 851 M
+15%
CAGR
2010
2021

* Emerging markets includes Latin America, India, Middle East, Africa, China, Australia and New Zealand

Our portfolio is more focused on highly specified solutions

2010 $1.4B Revenue | $159M Adjusted EBITDA	2021 $3.3B Revenue | $467M Adjusted EBITDA
	

Less Specified, 23%
Highly Specified, 34%
Moderately Specified, 43%

Less Specified 11%
Moderately Specified 35%
Highly Specified 54%

* Highly specified applications include Engineering Adhesives, Construction, and Health and Beauty. Moderately specified applications include Hygiene and Packaging. Less specified applications include Paper Converting, Towel and Tissue, and Polymer technologies.

Agenda

A Historical View of Financial Performance

Recent Financial Results

Key Financial Targets

Capital Allocation Philosophy

Comparisons to Peer Financial Performance and Valuation

FY 2021 Operating Results

($ in millions)	FY 2021	% YoY 2020	% YoY 2019
Revenue	$3,278	*+18%*	*+13%*
Organic Growth*		*+15%*	*+13%*
Adj. EPS*	$3.47	*+22%*	*+17%*
Adj EBITDA*	$467	*+15%*	*+8%*

HIGHLIGHTS

- Volume leverage, pricing gains and cost controls offset raw material impact on adjusted earnings
- Capitalizing on share gains and pricing execution
- Our agility, pricing power and dedicated focus on adhesives are competitive advantages
- Continued debt reduction toward our 2x – 3x leverage target
- Well positioned for continued gains in 2022

FY 2021	HHC	Engineering	Construction	Total
Revenue	$1,472 M	$1,372 M	$434 M	$3,278 M
YoY Organic growth vs. 2020*	*+9%*	*+22%*	*+16%*	*+15%*
YoY Organic growth vs. 2019*	*+13%*	*+15%*	*+8%*	*+13%*

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

Q1 2022 Operating Results

($ in millions)	2022	% YoY 2021
Revenue	$856	*+18%*
Organic Growth*		*+21%*
Adj. EPS*	$0.80	*+21%*
Adj EBITDA*	$113	*+12%*

HIGHLIGHTS

- Strong volume growth, pricing gains and cost controls offset raw material impact to deliver record quarter for revenue, EBITDA and adjusted earnings
- Double digit organic revenue growth in all three GBU's against strong Q1 of 2021
- Executed over $130 million in additional pricing in the quarter
- Closed Apollo and Fourny acquisitions that significantly expand Construction footprint in Europe

Q1 2022	HHC	Engineering	Construction	Total
Revenue ($ millions)	$390	$354	$113	$856
YoY Organic growth vs. 2021*	*+21%*	*+17%*	*+38%*	*+21%*

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

Strong performance expected to continue throughout 2022

($ in millions)	Prior 2022 Guidance	Updated 2022 Guidance	% YoY 2021
Organic Revenue Growth	*+10% - 15%*	***+15% - 20%***	
Adj. EPS*	$4.00 - $4.25	**$4.10 - $4.35**	***+18% - 25%***
Adj EBITDA*	$515 - $535	**$530 - $550**	***+13% - 19%***

- Strengthened outlook reflects H.B. Fuller's strong Q1 2022 performance, the impacts of recent acquisitions, and continued volume and pricing momentum
- Reiterates H.B. Fuller's continued ability to successfully execute and achieve strong results despite persisting macroeconomic uncertainties

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

Agenda

A Historical View of Financial Performance

Recent Financial Results

Key Financial Targets

Capital Allocation Philosophy

Comparisons to Peer Financial Performance and Valuation

Key Financial Objectives

1	Volume	3% to 5% annual organic volume growth
2	Pricing	Pricing to more than offset raw material, wage and other inflation
3	Profit	Double-digit organic EBITDA growth
4	Cash Flow	> 100% free cash flow conversion

Leveraging top line growth into higher EBITDA growth

H.B. Fuller's net cost structure is ~2/3 variable and ~ 1/3 fixed driving significant operating leverage



Illustrative Impact of Volume Growth on Profit Leverage
$ millions
467
131
+4%
+4%
(77)
+12%
530 - 550
521
4% volume growth translates into double-digit EBITDA growth
FY '21 EBITDA
Volume growth
Variable costs
FY '22 EBITDA

Upside growth potential driven by:

- Favorable mix impact related to new product introduction and focus on higher margin segments
- Pricing in excess of inflation
- Impact of operational efficiency initiatives
- Automation and standardization saving

* Please see Appendix for reconciliations of adjusted non-GAAP metrics to the nearest GAAP measure

H.B. Fuller is well-positioned to generate double-digit EBITDA growth from further mix improvement, operating initiatives, and normalization of raw material prices over time.

Best-in-class cash flow generation with FCF conversion >100%

2019-2021 Cumulative Free Cash Flow *($ in Millions)*	
Revenue	$8,965
Net Income	**416**
D&A	423
Working Capital	(54)
Other	29
Cash Flow from Operations	**814**
Capital Expenditures	(245)
Free Cash Flow	**569**
FCF Conversion %	**137%**

- **Business model and disciplined capital management have produced best-in-class cash flow generation**
  - **"Annuity" Model:** Results in consistent, repeat revenue generation
  - **Low Capital Intensity:** Capital expenditures average only 2-3% of annual revenue
  - **Strong Working Capital Management:** Net working capital is approximately 15% of revenue

Consistently >100% FCF conversion

Agenda

A Historical View of Financial Performance

Recent Financial Results

Key Financial Targets

Capital Allocation Philosophy

Comparisons to Peer Financial Performance and Valuation

Capital Allocation Philosophy

Strategic Investments	**Capital Expenditures**	Annual capital expenditures of between 2-3% of revenue
	M&A	Strategic M&A to drive shareholder value
Returning Capital to Shareholders	**Dividend**	20-25% of average three-year adjusted net income, growing each year
	Share Repurchases	Share repurchase strategically when it's the best way to return cash to our shareholders

Targeting Debt-to-EBIDTA between 2x and 3x

Capital light business model with predictable annual capital requirements



Annual Capital Expenditures ($ in Millions)
$55
$68
$62
$87
$96
Maintenance
Strategic Growth
2017
2018
2019
2020
2021

	2017	2018	2019	2020	2021
Revenue	$2,306	$3,041	$2,897	$2,790	$3,278
CapEx as a % of Revenue	2.4%	2.2%	2.1%	3.1%	2.9%

Targeted, disciplined approach to M&A

Strategic Criteria	Financial Criteria
✓ Proprietary technology ✓ Fill geographic gaps ✓ Highly specified and/or sustainable market opportunities ✓ Focus on smaller, proprietary, bolt-on acquisitions	✓ Highly synergistic ✓ IRR exceeds 15% ✓ Accretive to EPS in year 1 or 2

Targeted, disciplined approach to M&A

Strategic Criteria	Financial Criteria
✓ Proprietary technology	✓ Highly synergistic
✓ Fill geographic gaps	✓ IRR exceeds 15%
✓ Highly specified and/or sustainable market opportunities	✓ Accretive to EPS in year 1 or 2
✓ Focus on smaller, proprietary, bolt-on acquisitions	

Targeted, disciplined approach to M&A

Strategic Criteria	Financial Criteria
✓ Proprietary technology	✓ Highly synergistic
✓ Fill geographic gaps	✓ IRR exceeds 15%
✓ Highly specified and/or sustainable market opportunities	✓ Accretive to EPS in year 1 or 2
✓ Focus on smaller, proprietary, bolt-on acquisitions	

Long track record of increasing dividends to shareholders



Annual Dividends (per share)
2022: $0.738
53
consecutive years of dividend increases
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Significant progress on working capital efficiency


Working Capital Improvements
20.1%
18.5%
18.0%
16.6%
15.8%
2017
2018
2019
2020
2021
31%
Reduction in cash conversion cycle 2017-2021
Working Capital as a % of revenues
Cash Conversion Cycle

	2017	2018	2019	2020	2021
Cash Conversion Cycle	**85.8**	**72.9**	**72.2**	**70.0**	**59.5**

Consistent debt paydown and de-leveraging


Net Debt & Net Debt-to-EBITDA
$2.3B
$2.1B
$1.9B
$1.7B
$1.5B
2017
2018
2019
2020
2021
Net Debt
Net Debt-to-EBITDA

Net Debt-to-EBITDA	5.4x	4.7x	4.3x	4.1x	3.3x

Agenda

A Historical View of Financial Performance

Recent Financial Results

Key Financial Targets

Capital Allocation Philosophy

Comparisons to Peer Financial Performance and Valuation

Operating model changes have resulted in consistent, strong performance

✓ Nimble, cost-effective org structure

- Streamlined cost structure
- More efficient, nimble operating model

✓ Consistently delivering on commitments

- Improved visibility + strong execution
- Nine consecutive quarters, met or exceeded consensus on EBITDA and EPS

✓ Distancing ourselves from the competition

- Differentiating through innovation
- Consistently outperforming competition

Differentiated financial performance but undervalued versus peers

	EBITDA Margin	Net Debt / EBITDA	Revenue CAGR	Adjusted EPS CAGR	FCF Conversion*	EV / EBITDA
Company	**2021**	**YE 2021**	**'19 - '22E**	**'19 - '22E**	**'19 – '21 Avg.**	**2022E**
H.B. Fuller	**14.2%**	**3.3x**	**9.5%**	**12.5%**	**115.8%**	**9.8x**
PPG	14.1%	2.3x	6.7%	5.2%	104.1%	13.5x
RPM	13.5%	2.9x	7.7%	11.6%	84.7%	14.1x
Quaker Houghton	15.8%	2.6x	6.6%	8.0%	86.2%	12.8x
Peer Average	**14.5%**	**2.6x**	**7.0%**	**8.3%**	**91.7%**	**13.5x**

* Represents cash flow from operations less capital expenditures divided by adjusted net income

Differentiated financial performance but undervalued versus peers

	EBITDA Margin	Net Debt / EBITDA	Revenue CAGR	Adjusted EPS CAGR	FCF Conversion*	EV / EBITDA
Company	2021	YE 2021	'19 - '22E	'19 - '22E	'19 – '21 Avg.	2022E
H.B. Fuller	**14.2%**	**3.3x**	**9.5%**	**12.5%**	**115.8%**	**9.8x**
PPG	14.1%	2.3x	6.7%	5.2%	104.1%	13.5x
RPM	13.5%	2.9x	7.7%	11.6%	84.7%	14.1x
Quaker Houghton	15.8%	2.6x	6.6%	8.0%	86.2%	12.8x
Peer Average	**14.5%**	**2.6x**	**7.0%**	**8.3%**	**91.7%**	**13.5x**

* Represents cash flow from operations less capital expenditures divided by adjusted net income

Key Takeaways

- Meaningful shift in financial profile and portfolio mix
- Clear, achievable financial objectives
- Strong cash flow and focused, disciplined capital deployment philosophy
- Significant shareholder valuation creation potential

Closing Remarks



Jim Owens
President & CEO

H.B. Fuller

Connecting what matters.™



We are building the best adhesives company in the world

HOW WE WIN IN THE MARKET	FINANCIAL TARGETS	OPERATING PRINCIPLES	ACTIONS TO DRIVE SUCCESS
In each segment where we operate: ▪ Develop the best team ▪ Identify market trends before the competition ▪ Create better solutions faster than the competition ▪ Align R&D and manufacturing to support each market segment	**3-5%** average annual organic volume growth **Pricing** to more than offset raw material, wage and other inflation **+Double-digit** average annual EBITDA growth **>100%** free cash flow conversion	High **ethical** standards **Safe** working environment Commitment to **sustainability** and **community** Global **collaboration**	Aggressively allocate resources to **high value opportunities** Continually **strengthen teams** of market segment experts Develop **differentiated solutions** Leverage efficient **global processes** and tools Create **flexible, low-cost operations** Effectively **manage pricing and raw material** expenses Build **low-cost, effective functional support** resources and tools

Q&A

H.B. Fuller

Connecting what matters.™





Thank You



APPENDIX

H.B. Fuller

Connecting what matters.™

Regulation G

Regulation G

The information provided in this presentation regarding consolidated and segment organic revenue growth, operating income, adjusted gross profit, adjusted gross profit margin, adjusted selling, general and administrative expense, adjusted income before income taxes and income from equity investments, adjusted income taxes, adjusted effective tax rate, adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) does not conform to U.S. generally accepted accounting principles (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments as well as the comparability of results to the results of other companies. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported U.S. GAAP results in the "Regulation G Reconciliation" tables in this presentation with the exception of our forward-looking non-GAAP measures contained in our Guidance, which the company cannot reconcile to forward-looking GAAP results without unreasonable effort.

Please see the Company's filings with the Securities and Exchange Commission, and the Company's website for additional details.

Regulation G – Adjusted EBITDA, EPS and Gross Margin

Dollar amounts in U.S. millions, except per share data and percentage data.	Year Ended							1st Quarter Ended	1st Quarter Ended
	2010	2015	2017	2018	2019	2020	2021	2021	2022
Revenue	$1,356.2	$2,083.7	$2,306.0	$3,041.0	$2,897.0	$2,790.3	$3,278.0	$725.9	$856.5
Net income attributable to H.B. Fuller	$70.9	$83.9	$59.4	$171.2	$130.8	$123.7	$161.4	$29.8	$38.3
Adjustments:									
Acquisition project costs	8.4	7.0	5.3	2.8	2.2	(0.2)	5.6	0.1	4.2
Tonsan call option agreement	-	-	(3.9)	1.5	-	-	-	-	-
Organizational realignment	-	8.4	15.6	2.8	7.6	11.4	12.7	2.6	1.2
Restructuring and integration	-	-	47.4	20.4	0.8	7.4	4.2	0.9	0.3
Tax reform	-	-	-	(43.2)	0.1	-	-	-	-
Project One	-	2.3	4.6	4.8	4.1	4.3	9.4	1.6	2.3
Other	-	5.7	(1.8)	(4.3)	8.0	2.3	(4.7)	0.1	(2.1)
Adjusted net income attributable to H.B. Fuller	$79.3	$107.3	$126.6	$156.0	$153.7	$148.9	$188.6	$35.1	$44.2
Add:									
Interest expense	10.4	24.7	42.4	110.6	103.3	84.6	78.2	20.4	18.2
Interest income	(0.6)	(0.5)	(2.9)	(11.8)	(12.2)	(11.4)	(9.5)	(2.7)	(2.0)
Income taxes	28.2	59.8	46.2	49.6	47.5	46.5	67.6	12.6	16.6
Depreciation and Amortization expense	41.2	75.3	86.7	144.4	140.1	138.2	142.0	35.5	35.8
Adjusted EBITDA	$158.5	$266.6	$299.0	$448.8	$432.3	$406.8	$466.9	$100.9	$112.8
Adjusted EBITDA margin	11.7%	12.8%	13.0%	14.8%	14.9%	14.6%	14.2%	13.9%	13.2%
Diluted Shares	49.6	51.4	51.6	52.0	52.0	52.5	54.3	53.3	55.4
Adjusted diluted income per common share attributable to H.B. Fuller (EPS)	$1.60	$2.09	$2.45	$3.00	$2.96	$2.84	$3.47	$0.66	$0.80
Gross profit	$397.2	$561.4	$599.0	$828.2	$806.9	$756.6	$845.3	$192.4	$212.9
Gross profit margin	29.3%	26.9%	26.0%	27.2%	27.9%	27.1%	25.8%	26.5%	24.9%
Adjustments:									
Acquisition project costs	1.8	3.7	4.3	2.5	0	0.1	0.2	-	0.6
Organizational realignment	-	6.5	11.4	1.5	0.4	0.2	3.9	0.2	0.3
Restructuring and integration	-	-	10.8	5.0	6.3	3.7	2.1	0.8	0.2
Project One	-	-	-	-	-	-	-	0.7	-
Other	-	-	(1.9)	2.4	0.2	0.4	1.8	-	0.4
Adjusted gross profit	$399.0	$571.6	$623.6	$837.2	$813.8	$761.0	$853.3	$194.1	$214.4
Adjusted gross profit margin	29.4%	27.4%	27.0%	27.6%	28.1%	27.3%	26.0%	26.7%	25.0%

Regulation G – EBITDA Reconciliation

Year Ended November 27, 2021	Hygiene, Health and Consumable Adhesives	Engineering Adhesives	Construction Adhesives	Total	Corporate Unallocated	H.B. Fuller Consolidated
Net income attributable to H.B. Fuller	$ 151,560	$ 146,050	$ 22,887	$ 320,497	$ (159,104)	161,393
Adjustments:						
Acquisition project costs	-	-	-	-	5,622	5,622
Organizational realignment	-	-	-	-	12,699	12,699
Royal Restructuring	-	-	-	-	4,195	4,195
Project One	-	-	-	-	9,426	9,426
Other	-	-	-	-	(4,746)	(4,746)
Adjusted net income attributable to H.B. Fuller	151,560	146,050	22,887	320,497	(131,908)	188,589
Add:						
Interest expense	-	-	-	-	78,175	78,175
Interest income	-	-	-	-	(9,476)	(9,476)
Income taxes	-	-	-	-	67,632	67,632
Depreciation and amortization expense	45,919	61,081	35,003	142,003	-	142,003
Adjusted EBITDA	$ 197,479	$ 207,132	$ 57,889	$ 462,501	$ 4,423	$ 466,924
Revenue	1,472,756	1,371,756	433,519	3,278,031	-	3,278,031
Adjusted EBITDA Margin	13.4%	15.1%	13.4%	14.1%	NMP	14.2%

Year Ended November 30, 2019	Hygiene, Health and Consumable Adhesives	Engineering Adhesives	Construction Adhesives	Total	Corporate Unallocated	H.B. Fuller Consolidated
Net income attributable to H.B. Fuller	$ 121,237	$ 140,678	$ 20,663	$ 282,578	$ (151,761)	130,817
Adjustments:						
Acquisition project costs	-	-	-	-	2,204	2,204
Organizational realignment	-	-	-	-	7,647	7,647
Royal Restructuring	-	-	-	-	787	787
Project One	-	-	-	-	4,115	4,115
Other	-	-	-	-	8,096	8,096
Adjusted net income attributable to H.B. Fuller	121,237	140,678	20,663	282,578	(128,912)	153,666
Add:						
Interest expense	-	-	-	-	103,287	103,287
Interest income	-	-	-	-	(12,178)	(12,178)
Income taxes	-	-	-	-	47,465	47,465
Depreciation and amortization expense	45,448	57,175	35,851	138,474	1,631	140,105
Adjusted EBITDA	$ 166,685	$ 197,853	$ 56,514	$ 421,052	$ 11,293	$ 432,345
Revenue	1,328,266	1,158,403	396,580	2,883,269	-	2,897,000
Adjusted EBITDA Margin	12.5%	17.1%	14.3%	14.6%	NMP	14.9%

NMP = non-meaningful percentage

Revenue Performance – Q1 2022

	Quarter Ended February 26, 2022 Versus 2020
Price	14.7%
Volume	6.1%
Organic Growth	20.8%
M&A	0.9%
F/X	(3.7)%
Total H.B. Fuller Net Revenue Growth	18.0%

	Quarter Ended February 26, 2022			
Revenue growth versus 2021	Net Revenue	F/X	M&A	Organic Growth
Hygiene, Health and Consumable Adhesives	16.0%	(4.7)%	0.0%	20.7%
Engineering Adhesives	13.2%	(3.3)%	0.0%	16.5%
Construction Adhesives	45.6%	(0.8)%	8.1%	38.3%
Total H.B. Fuller	18.0%	(3.7)%	0.9%	20.8%

Revenue Performance – FY 2021

	Year Ended November 27, 2021	
	Versus 2020	**Versus 2019**
Price	5.6%	4.8%
Volume	9.6%	8.2%
Organic Growth	15.2%	13.0%
M&A	0.0%	(0.5)%
F/X	2.3%	0.6%
Total H.B. Fuller Net Revenue Growth	17.5%	13.1%

	Year Ended November 27, 2021			
Revenue growth versus 2020	**Net Revenue**	**F/X**	**M&A**	**Organic Growth**
Hygiene, Health and Consumable Adhesives	10.5%	1.3%	0.0%	9.2%
Engineering Adhesives	26.1%	3.9%	0.0%	22.2%
Construction Adhesives	17.4%	1.3%	0.0%	16.1%
Total H.B. Fuller	17.5%	2.3%	0.0%	15.2%
Revenue growth versus 2019				
Hygiene, Health and Consumable Adhesives	10.8%	(1.7)%	0.0%	12.5%
Engineering Adhesives	18.3%	3.1%	0.0%	15.2%
Construction Adhesives	9.3%	1.0%	0.0%	8.3%
Total H.B. Fuller	13.1%	0.6%	(0.5)%	12.5%